i.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

October 5, 2005

Preliminary Structural and Collateral Term Sheet

$372,973,000 (Approximate) of Senior Certificates

GSR Mortgage Loan Trust 2005-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-8F

•

•

Features of the Transaction		Key Terms

•

The offering consists of senior certificates, totaling approximately $375,868,000 that will be rated AAA by 2 of 3: S&P, Moody's and Fitch. The 4 tracks of both 15 and 30 year residential mortgage-backed certificates are expected to be approximately:

$17,853,000 of 5.00% coupons (Track 1)

$166,945,000 of 5.50% coupons (Track 2)

$168,875,000 of 6.00% coupons (Track 3)

$19,300,000 of 7.50% coupons (Track 4)

•

The overall expected amount of credit support for the senior certificates is 3.5% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

•

Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.

•

The amount of senior certificates is approximate and may vary by up to 10%.

Issuer: GSR Mortgage Loan Trust 2005-8F

Underwriter: Goldman, Sachs & Co.

Master Servicer: JPMorgan Chase Bank, National Association

Trustee: Wachovia Bank, National Association

Securities Administrator: JPMorgan Chase Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates,

however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 3.5% +/- 0.50%

Expected Rating Agencies: 2 of 3: S&P, Moody's, and Fitch

Minimum Denomination: Senior certificates - $25,000

Time Table
Expected Settlement:	October 28, 2005
Cut-off Date:	October 1, 2005
First Distribution Date:	November 25, 2005
Distribution Date:	25th or NBD of each month

Preliminary Collateral Information[1,4]	Track 1 - 5.00%	Track 2 - 5.50%	Track 3 - 6.00%	Track - 4 - 7.50%	Total
Total Outstanding Principal Balance (+/- 10%):	$18,500,000	$173,000,000	$175,000,000	$20,000,000	$386,500,000
Average Current Principal Balance of the Mortgage Loans (000's)[2]	$580 max	$550 max	$450 max	$375 max	$475 max
Weighted Average Annual Mortgage Interest Rate (+/-10 bps):	5.53%	5.82%	6.23%	6.86%	6.05%
Weighted Average Remaining Term To Maturity (Months) (+/- 3 months):	354	353	346	324	348
Weighted Average Seasoning (Months) (+/- 3 months):	5	4	7	24	6
Weighted Average Current Loan-To-Value Ratio :	68% max	72% max	74% max	74% max	74% max
Owner Occupied :	90% min	90% min	90% min	90% min	90% min
Single Family and PUD :	90% min	87% min	85% min	85% min	85% min
Current FICO :	740 min	740 min	725 min	710 min	730 min
California Concentration :	50% max	50% max	50% max	50% max	50% max
IO Loan Percentage :	20% max	25% max	30% max	25% max	25% max

1

The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2

This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3

Totals may not sum to 100% due to rounding.

4

Subject to change.

3

A certain number of Mortgage Loans in Collateral Track 1, 2, 3 and 4 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to The Goldman Sachs residential mortgage conduit program.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

contained in the final prospectus

October 21, 2005

Preliminary Structural and Collateral Term Sheet

$782,621,000 (Approximate) of Senior Certificates

GSR Mortgage Loan Trust 2005-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2005-8F

•

•

Features of the Transaction		Key Terms

•

The offering  consists  of senior certificates,  totaling approximately $782,621,000 that will be rated AAA by S&P and Fitch.  The 5 tracks of 30 year residential mortgage-backed certificates are expected to be approximately:

$36,740,000 of 5.00% coupons (Track 1)

$352,768,000 of 5.50% coupons (Track 2)

$253,155,000 of 6.00% coupons (Track 3)

$100,895,000 of 6.00% coupons (Track 4)

$39,063,000 of 7.50% coupons (Track 5)

•

The overall expected amount of credit support for the senior certificates is 3.25% +/- 0.50% for the Mortgage Loans in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

•

Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.

•

The amount of senior certificates is approximate and may vary by up to 10%.

Issuer: GSR Mortgage Loan Trust 2005-8F

Underwriter: Goldman, Sachs & Co.

Master Servicer: JPMorgan Chase Bank, National Association

Trustee: Wachovia Bank, National Association

Securities Administrator: JPMorgan Chase Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month for fixed rate bonds and 25th to 24th for floating rate bonds

Clean Up Call: 1% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates,

however prospective purchasers should consult their own counsel.

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates

Expected Subordination: 3.25% +/- 0.50%

Expected Rating Agencies: S&P and Fitch

Minimum Denomination: Senior certificates - $25,000

Time Table
Expected Settlement:	October 28, 2005
Cut-off Date:	October 1, 2005
First Distribution Date:	November 25, 2005
Distribution Date:	25th or NBD of each month

Preliminary Collateral Information 1, 4	Track 1 - 5.00%	Track 2 - 5.50%	Track 3 - 6.00%	Track 4 - 6.00%	Track 5 - 7.50%	Total
Total Outstanding Principal Balance (+/- 5%):	$36,740,000	$352,768,000	$253,155,000	$100,895,000	$39,063,000	$782,621,000
Average Current Principal Balance of the Mortgage Loans (000's)	$569	$521	$452	$436	$372	$471
Weighted Average Annual Mortgage Interest Rate (+/-10 bps):	5.52%	5.82%	6.22%	6.23%	6.85%	6.04%
Weighted Average Remaining Term To Maturity (Months) (+/- 3 months):	353	351	346	345	322	347
Weighted Average Seasoning (Months) (+/- 3 months):	5	4	7	7	24	6
Weighted Average Current Loan-To-Value Ratio(+/-5%):	65.66%	70.62%	75.84%	74.66%	75.84%	72.86%
Owner Occupied (+/- 5%):	97.50%	95.87%	93.92%	96.23%	94.47%	95.29%
Single Family and PUD (+/- 5%):	93.31%	92.91%	90.67%	88.71%	90.37%	91.53%
Current FICO (+/- 5%):	756	747	733	738	724	741
California Concentration (+/-5%):	49.94%	49.86%	46.27%	49.79%	24.47%	47.43%
IO Loan Percentage (+/- 5%):	14.36%	17.75%	24.53%	19.58%	16.62%	19.96%

1

The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.

2

This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.

3

Totals may not sum to 100% due to rounding.

4

Subject to change.

5

A certain number of Mortgage Loans in Collateral Track 1, 2, 3, 4 and 5 are currently sub-serviced by Countrywide Home Loans, Inc., on behalf of Goldman Sachs and were purchased pursuit to the Goldman Sachs residential mortgage conduit program.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

GOLDMAN SACHS LOGO

CMO GS 55A10 F

Scenario Report (Intex)

Generated: 10/20/2005 12:52:44           Page 1 of 1

CUSIP Monthly As Of 10/05	Pricing	10/19/05	Original	107,800,000.00
Description: Senior	Settle	10/28/05	Balance	107,800,000.00
Coupon: 5.500%	Next Proj	11/25/05	Factor	1.00000000
Collateral: Cpn 5.50 WAC 5.82 WAM 353 WALA 4 Historical CPR's: 10/05= 9/05= 8/05= 3mo= 6mo= 12mo= SI= Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=	Stated Final	0/0/00	Delay	24

Input	Output	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
PREPAY		6	8	10	12	15	20	25	30
	Av Life	5.900	4.567	3.675	3.063	2.445	1.821	1.436	1.173
Price	Window	11/05-4/20	11/05-5/17	11/05-1/15	11/05-5/13	11/05-9/11	11/05-2/10	11/05-3/09	11/05-7/08
99-23	Yield	5.545	5.541	5.536	5.531	5.524	5.512	5.499	5.485
99-23+	Yield	5.541	5.536	5.531	5.525	5.517	5.502	5.487	5.471
99-24	Yield	5.538	5.532	5.526	5.519	5.510	5.493	5.475	5.457
99-24+	Yield	5.535	5.528	5.521	5.514	5.502	5.484	5.464	5.442
99-25	Yield	5.531	5.524	5.516	5.508	5.495	5.474	5.452	5.428
99-25+	Yield	5.528	5.520	5.511	5.502	5.488	5.465	5.440	5.414
99-26	Yield	5.525	5.515	5.506	5.496	5.481	5.455	5.428	5.400
99-26+	Yield	5.521	5.511	5.501	5.490	5.474	5.446	5.417	5.385
99-27	Yield	5.518	5.507	5.496	5.484	5.467	5.436	5.405	5.371
99-27+	Yield	5.514	5.503	5.491	5.478	5.459	5.427	5.393	5.357
99-28	Yield	5.511	5.499	5.486	5.473	5.452	5.418	5.381	5.343
99-28+	Yield	5.508	5.495	5.481	5.467	5.445	5.408	5.370	5.329
99-29	Yield	5.504	5.490	5.476	5.461	5.438	5.399	5.358	5.314
99-29+	Yield	5.501	5.486	5.471	5.455	5.431	5.389	5.346	5.300
99-30	Yield	5.497	5.482	5.466	5.449	5.424	5.380	5.334	5.286

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or per so ns involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only.  The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

GOLDMAN SACHS LOGO

CMO GS 55A10 F

Scenario Report (Intex)

Generated: 10/20/2005 12:51:40           Page 1 of 1

CUSIP Monthly As Of 10/05	Pricing	10/19/05	Original	107,800,000.00
Description: Senior	Settle	10/28/05	Balance	107,800,000.00
Coupon: 5.500%	Next Proj	11/25/05	Factor	1.00000000
Collateral: Cpn 5.50 WAC 5.82 WAM 353 WALA 4 Historical CPR's: 10/05= 9/05= 8/05= 3mo= 6mo= 12mo= SI= Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=	Stated Final	0/0/00	Delay	24

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY		300	100	200	400	500	600	700	800
	Av Life	2.847	6.648	3.886	2.318	1.988	1.760	1.592	1.461
Price	Window	11/05-7/111	1/05-12/20	11/05-5/14	11/05-4/10	11/05-6/091	1/05-12/08	11/05-8/08	11/05-5/08
99-23	Yield	5.530	5.547	5.538	5.523	5.516	5.511	5.505	5.500
99-23+	Yield	5.523	5.544	5.533	5.515	5.508	5.501	5.495	5.489
99-24	Yield	5.517	5.541	5.528	5.508	5.499	5.491	5.484	5.478
99-24+	Yield	5.511	5.538	5.523	5.500	5.491	5.482	5.474	5.466
99-25	Yield	5.505	5.535	5.519	5.493	5.482	5.472	5.463	5.455
99-25+	Yield	5.499	5.532	5.514	5.485	5.473	5.463	5.453	5.443
99-26	Yield	5.492	5.528	5.509	5.478	5.465	5.453	5.442	5.432
99-26+	Yield	5.486	5.525	5.505	5.470	5.456	5.443	5.431	5.420
99-27	Yield	5.480	5.522	5.500	5.463	5.448	5.434	5.421	5.409
99-27+	Yield	5.474	5.519	5.495	5.456	5.439	5.424	5.410	5.397
99-28	Yield	5.468	5.516	5.491	5.448	5.431	5.414	5.400	5.386
99-28+	Yield	5.462	5.513	5.486	5.441	5.422	5.405	5.389	5.374
99-29	Yield	5.455	5.510	5.481	5.433	5.413	5.395	5.379	5.363
99-29+	Yield	5.449	5.507	5.476	5.426	5.405	5.386	5.368	5.351
99-30	Yield	5.443	5.504	5.472	5.418	5.396	5.376	5.357	5.340

All information contained herein, whether regarding assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").  This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors.  We, or per so ns involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  We make no representation that any transaction can or could be effected at the indicated prices.  This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only.  The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the collateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.